UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): May 12, 2006
K-TRON INTERNATIONAL, INC.
(Exact Name of Registrant Specified in Charter)

New Jersey	0-9576	22-1759452

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Routes 55 & 553 P.O. Box 888 Pitman, New Jersey	08071-0888

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (856) 589-0500
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.
     On May 12, 2006, at the 2006 Annual Meeting of Shareholders of K-Tron International, Inc. (the “Company”), the shareholders of the Company approved the K-Tron International, Inc. 2006 Equity Compensation Plan (the “Plan”), a copy of which is filed herewith as Exhibit 10.1. The Plan was adopted by the Company’s Board of Directors on March 21, 2006, subject to shareholder approval, and became effective with such shareholder approval on May 12, 2006.
     The material terms of the Plan are summarized in the Company’s Proxy Statement, dated April 10, 2006 (the “Proxy Statement”), prepared in connection with the Company’s 2006 Annual Meeting of Shareholders, under the heading “Approval of Adoption of K-Tron International, Inc. 2006 Equity Compensation Plan.” The information contained under the above referenced heading in the Proxy Statement is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
     (c) Exhibits.

Exhibit No.	Description
10.1	K-Tron International, Inc. 2006 Equity Compensation Plan

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

K-TRON INTERNATIONAL, INC.
By	EDWARD B. CLOUES, II
Edward B. Cloues, II
Chairman of the Board and Chief Executive Officer

Dated: June 20, 2006

Exhibit Index

Exhibit No.	Description
10.1	K-Tron International, Inc. 2006 Equity Compensation Plan